UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2007

CRDENTIA CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-31152	76-0585701
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5001 LBJ Freeway, Suite 850
Dallas, Texas 75244
(Address of Principal Executive Offices) (Zip Code)

(972) 850-0780
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On January 25, 2007, Crdentia Corp. (the “Company”) entered into and completed an initial closing on a Securities Purchase Agreement and Registration Rights Agreement with certain investors for the private placement of 1,283,332 shares at a price of $0.60 per share, for aggregate proceeds of $770,000. The Securities Purchase Agreement allows for multiple closings through February 24, 2007, up to a total of 4,166,667 shares. The shares have been and will be issued in a private placement transaction pursuant to Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. Pursuant to the terms of the Registration Rights Agreement, the Company has agreed to cause a resale registration statement covering the shares to be filed within 30 days after the final closing date.

C. Fred Toney, a member of our board of directors, individually invested $570,000 in the private placement for 950,000 shares of our common stock. James D. Durham, our Chief Executive Officer and the Chairman of our board of directors, individually invested $100,000 in the private placement for 166,666 shares of our common stock. Each of Mr. Toney and Mr. Durham abstained from our board of directors’ vote in favor of the private placement.

The foregoing descriptions of the transaction documents do not purport to be complete and are qualified in their entirety by the Securities Purchase Agreement and the Registration Rights Agreement attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02   Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Securities Purchase Agreement, by and among the Company and the investors identified on the signature pages thereto, dated as of January 25, 2007.
10.2	Registration Rights Agreement, by and among the Company and the investors identified on the signature pages thereto, dated as of January 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRDENTIA CORP.

January 29, 2007	By:	/s/ James J. TerBeest
James J. TerBeest Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Securities Purchase Agreement, by and among the Company and the investors identified on the signature pages thereto, dated as of January 25, 2007.
10.2	Registration Rights Agreement, by and among the Company and the investors identified on the signature pages thereto, dated as of January 25, 2007.